Exhibit 99.1

RCS Capital Corporation

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2014

The unaudited Pro Forma Consolidated Statement of Operations has been prepared through the application of Pro Forma adjustments to the historical Statement of Operations of RCS Capital Corporation (the “Company” or “RCAP”) reflecting the acquisitions and the related financing completed in the year ended December 31, 2014, as detailed below. The Company completed the acquisition of Cetera Financial Holdings, Inc. together with its consolidated subsidiaries (“Cetera”); Summit Financial Services Group, Inc. together with its consolidated subsidiaries (“Summit”); JP Turner & Company, LLC and JP Turner & Company Capital Management, LLC (collectively; “JP Turner”); First Allied Holdings Inc. together with its consolidated subsidiaries (“First Allied”); Hatteras Investment Partners LLC, Hatteras Investment Management LLC, Hatteras Capital Investment Management, LLC, Hatteras Alternative Mutual Funds LLC, and Hatteras Capital Investment Partners, LLC together with their respective consolidated subsidiaries (“Hatteras”); Investors Capital Holdings, Ltd. together with its consolidated subsidiaries (“ICH”); and Validus/Strategic Capital Partners, LLC. together with its consolidated subsidiaries (“StratCap”), which closed on April 29, 2014, June 11, 2014, June 12, 2014, June 30, 2014, June 30, 2014, July 11, 2014, and August 29, 2014, respectively. Cetera, Summit, JP Turner, First Allied, Hatteras, ICH and StratCap are collectively referred to as the “Completed Acquisitions.”

The Company’s acquisition of First Allied, which occurred on June 30, 2014, was accounted for at historical cost in a manner similar to a pooling-of-interest accounting because First Allied and the Company were under the common control of RCAP Holdings, LLC ("RCAP Holdings") at the time of the acquisition of First Allied by RCAP Holdings on September 25, 2013, and, accordingly, is included in the entire period from September 25, 2013.

The Company’s acquisitions of JP Turner, ICH and StratCap were not significant acquisitions under Regulation S-X, but were included in prior presentations of unaudited Pro Forma financial information for other periods filed by the Company with the Securities and Exchange Commission and, accordingly, have also been included as part of this unaudited Pro Forma Consolidated Statement of Operations. The Company's acquisitions of Trupoly, Inc. ("Trupoly) and Docupace Technologies, LLC ("Docupace") which closed during 2014, and VSR Group, Inc. ("VSR") and Girard Securities, Inc. ("Girard") which closed during 2015, also were not significant acquisitions under Regulation S-X and their inclusion in the unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2014 would not have had a material impact. These acquisitions have not been included as part of this unaudited Pro Forma Consolidated Statement of Operations. Therefore, no adjustments were made related to these acquisitions and the Pro Forma Statement of Operations only includes the results of operations for Trupoly and Docupace from the date of each of their acquisition during 2014 through December 31, 2014.

The unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2014 also includes Pro Forma adjustments to reflect the exchange by RCAP Holdings of all the Class B units owned by it in certain of the Company’s operating subsidiaries for 23,999,999 shares of the Company’s Class A common stock, par value $0.001 per share (the “Exchange”).

The unaudited Consolidated Pro Forma Statement of Operations and the related unaudited Pro Forma adjustments for the year ended December 31, 2014 were prepared as if the acquisitions occurred on January 1, 2014, and should be read in conjunction with the Company’s historical consolidated financial statements and notes thereto and the Completed Acquisitions’ historical financial statements and notes thereto (based on the significance tests performed by the Company, the consolidated financial statements for ICH, JP Turner, StratCap, Trupoly, Docupace, VSR and Girard are not included). The unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2014 is not necessarily indicative of what the actual results of operations would have been had the Company acquired the Completed Acquisitions on January 1, 2014, nor does it purport to present the future results of operations of the Company.

The Completed Acquisitions, except VSR and Girard which did not close until 2015, were included in the Company's Statement of Financial Condition as of December 31, 2014 and, therefore, a Pro Forma Statement of Financial Condition is not required.

Pursuant to an agreement, RCS Capital Management LLC (“RCS Capital Management”) implements the Company’s business strategy, as well as the business strategy of the operating subsidiaries, and performs executive and management services for the Company and operating subsidiaries, subject to oversight, directly or indirectly, by the Company’s Board of Directors. For purposes of the Consolidated Pro Forma Statement of Operations for the year ended December 31, 2014 there were no quarterly fees charged due to the fact that, based on the Pro Forma results, the pre-tax income of the Company was negative.

We have entered into a tax receivable agreement with RCAP Holdings, pursuant to which we pay RCAP Holdings 85% of the amount of the reduction, if any, in U.S. federal, state and local income tax liabilities that we realize (or are deemed to realize upon an early termination of the tax receivable agreement or a change of control) as a result of any increases in tax basis created by RCAP Holdings’ exchanges, such as the Exchange. These Pro Forma consolidated financial statements assume RCAP Holdings’ exchanges were effectuated in a tax-free manner in accordance with Internal Revenue Code Section

1

351; therefore, the tax receivable agreement will not be triggered and RCAP Holdings will not receive payments from the Company for income tax purposes.

Certain reclassifications have been made to the historical Statement of Operations of the Completed Acquisitions to conform to the Company’s presentation.

Purchase Price Allocation

Under the acquisition method of accounting, the total purchase price is allocated to the tangible and intangible assets acquired and liabilities assumed based on their estimated fair values as of the date of the acquisition. The purchase price allocations for Completed Acquisitions are as follows (in thousands):

	Cetera	Summit	JP Turner	Hatteras	ICH	Strategic Capital
Assets:
Cash and cash equivalents	$241,641	$13,353	$10,171	$805	$6,881	$4,522
Cash and segregated securities	7,999	—	—	—	—	—
Short term investments and securities owned	741	—	—	—	499	2,239
Receivables	49,443	3,147	712	7,747	7,500	4,858
Property and equipment	17,735	362	232	192	275	96
Prepaid expenses and other assets	52,179	3,897	3,063	446	1,055	629
Deferred compensation plan investments	76,010	—	—	—	2,250	—
Notes receivable	38,805	1,092	1,660	—	1,875	—
Liabilities:
Accounts payable	94,074	9,973	1,710	3,721	—	706
Accrued expenses	32,421	3,100	8,543	5,277	1,945	201
Other liabilities	112,977	—	656	—	7,593	908
Deferred compensation plan accrued liabilities	75,294	—	—	—	2,611	—
Notes payable and long-term debt	—	—	—	—	2,918	—
Total fair value excluding goodwill, intangible assets, and deferred tax liability	$169,787	$8,778	$4,929	$192	$5,268	$10,529
Goodwill	292,165	23,891	13,579	15,348	26,680	22,871
Intangible assets	944,542	31,240	14,200	48,770	30,100	121,380
Less: deferred tax liability	273,752	6,751	—	—	9,539	—
Total consideration	$1,132,742	$57,158	$32,708	$64,310	$52,509	$154,780

The contingent and deferred consideration in the table below represents the fair value as of the date of the acquisition which includes discounting for the time value of money. The total considerations consisted of the following (in thousands):

	Cetera	Summit	JP Turner	Hatteras	ICH	Strategic Capital
Cash paid by the Company	$1,132,742	$46,727	$12,786	$30,000	$8,412	$67,510
Stock issued by the Company	—	10,431	4,860	—	44,097	10,000
Contingent consideration	—	—	4,500	24,880	—	67,300
Deferred consideration	—	—	10,562	9,430	—	9,970
Total consideration	$1,132,742	$57,158	$32,708	$64,310	$52,509	$154,780
Purchase price adjustments	$17,258	$—	$—	$—	$—	$—
Total contractual consideration	$1,150,000	$57,158	$32,708	$64,310	$52,509	$154,780

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Acquired Intangible Assets

The components of intangible assets as of the date of acquisition were based on the purchase price allocations for the Completed Acquisitions were as follows (dollars in thousands):

	Weighted-Average Life (yrs)	Gross Carrying Value
Financial advisor relationships	14	$948,168
Sponsor relationships	9	113,000
Trade names	29	64,892
Investment management agreements	13	47,390
Non-competition agreements	2	8,392
Internally developed software and technologies	5	5,180
Distribution network	40	3,210
Total consideration		$1,190,232

3

Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2014

(in thousands, except earnings per share)

	RCAP Historical (1)	Cetera Historical (2)	Cetera Acquisition Related Adjustments		Cetera Financing Related Adjustments (3)		Summit Historical (4)	Summit Acquisition Related Adjustments
Revenues:
Selling commissions:
Related party products	$445,704	$—	$—		$—		$—	$—
Non-related party products	11,485	—	—		—		—	—
Dealer manager fees:
Related party products	208,509	—	—		—		—	—
Non-related party products	5,579	—	—		—		—	—
Retail commissions	752,875	241,638	(8,061	)(10)	—		33,106	(2,610	)(16)
Investment banking fees:
Related party products	62,560	—	—		—		—	—
Non-related party products	3,375	—	—		—		—	—
Advisory and asset-based fees (non-related party)	436,008	134,820	—		—		9,471	—
Transfer agency revenue (related party products)	17,182	—	—		—		—	—
Services revenue:
Related party products	34,361	—	—		—		—	—
Non-related party products	4,429	—	—		—		—	—
Reimbursable expenses:
Related party products	9,194	—	—		—		—	—
Non-related party products	230	—	—		—		—	—
Investment fee revenue	30,129	—	—		—		—	—
Transaction fees	121,151	39,030	(1,748	)(10)	—		4,431	(375	)(16)
Other revenue	(40,576)	—	—		—		—	—
Total revenues	2,102,195	415,488	(9,809)		—		47,008	(2,985)

Expenses:
Wholesale commissions:
Related party products	374,767	—	(8,061	)(10)	—		—	(2,610	)(16)
Non-related party products	11,010	—	—		—		—	—
Wholesale reallowance:
Related party products	59,451	—	(1,748	)(10)	—		—	(375	)(16)
Non-related party products	1,863	—	—		—		—	—
Retail commissions and advisory	1,068,191	331,937	—		—		36,995	—
Investment fee expense	16,070	—	—		—		—	—
Internal commission, payroll and benefits	292,494	38,268	—		—		8,398	(72	)(17)
Conferences and seminars	37,207	3,231	—		—		413	—
Travel	13,896	913	—		—		155	—
Marketing and advertising	14,379	691	—		—		412	—
Professional fees	41,782	5,557	—		—		218	—
Data processing	35,519	7,785	—		—		317	—
Quarterly fee (related party)	2,030	—	—		—		—	—
Acquisition-related costs	19,740	20,907	(20,907	)(11)	—		669	(669	)(18)
Interest expense	49,154	5,439	(5,439	)(12)	23,048	(15)	—	—
Occupancy	23,291	4,042	—		—		433	—
Depreciation and amortization	71,447	6,114	23,144	(13)	—		121	1,459	(19)
Clearing and exchange fees	23,603	6,420	—		—		937	—
Outperformance bonus (related party)	9,709	—	—		—		—	—
Legal settlement	60,000	—	—		—		—	—
Other expenses	42,717	17,301	—		—		1,039	—
Total expenses	2,268,320	448,605	(13,011)		23,048		50,107	(2,267)
Income (loss) before taxes	(166,125)	(33,117)	3,202		(23,048)		(3,099)	(718)
Provision (benefit) for (from) income taxes	(46,485)	(10,273)	1,281	(14)	(9,219	)(15)	157	(287	)(20)
Net income (loss)	(119,640)	(22,844)	1,921		(13,829)		(3,256)	(431)
Less: net income (loss) attributable to non-controlling interests	8,925	—	—		—		—	—
Less: preferred dividends and deemed dividends	147,121	—	—		—		—	—
Net income (loss) attributable to Class A common stockholders	$(275,686)	$(22,844)	$1,921		$(13,829)		$(3,256)	$(431)

Basic and diluted loss per share	$(5.55)
Basic and diluted weighted average common shares	49,765

4

Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2014

(in thousands, except earnings per share)

	JP Turner Historical (5)	JP Turner Acquisition Related Adjustments		Hatteras Historical (6)	Hatteras Acquisition Related Adjustments		ICH Historical (7)	ICH Acquisition Related Adjustments
Revenues:
Selling commissions:
Related party products	$—	$—		$—	$—		$—	$—
Non-related party products	—	—		—	—		—	—
Dealer manager fees:
Related party products	—	—		—	—		—	—
Non-related party products	—	—		—	—		—	—
Retail commissions	30,411	(9,880	)(21)	—	—		38,147	(2,951	)(30)
Investment banking fees:
Related party products	—	—		—	—		—	—
Non-related party products		—		—	—		—	—
Advisory and asset-based fees (non-related party)	2,827	—		—	—		10,741	—
Transfer agency revenue (related party products)	—	—		—	—		—	—
Services revenue:
Related party products	—	—		—	—		—	—
Non-related party products	—	—		—	—		—	—
Reimbursable expenses:
Related party products	—	—		—	—		—	—
Non-related party products	—	—		—	—		—	—
Investment fee revenue	—	—		27,874	—		—	—
Transaction fees	5,609	(1,421	)(21)	—	—		4,265	(548	)(30)
Other revenue	—	—		2,604	—		—	—
Total revenues	38,847	(11,301)		30,478	—		53,153	(3,499)

Expenses:
Wholesale commissions:
Related party products	—	(9,880	)(21)	—	—		—	(2,951	)(30)
Non-related party products	—	—		—	—		—	—
Wholesale reallowance:
Related party products	—	(1,421	)(21)	—	—		—	(548	)(30)
Non-related party products	—	—		—	—		—	—
Retail commissions and advisory	29,404	—		—	—		43,036	—
Investment fee expense	—	—		15,619	—		—	—
Internal commission, payroll and benefits	3,977	37	(22)	7,620	—		4,937	64	(31)
Conferences and seminars	—	—		—	—		3	—
Travel	115	—		—	—		215	—
Marketing and advertising	25	—		—	—		324	—
Professional fees	224	—		—	—		1,441	—
Data processing	133	—		—	—		653	—
Quarterly fee (related party)	—	—		—	—		—	—
Acquisition-related costs	—	—		560	(560	)(25)	—	—
Interest expense	7	—		63	(63	)(26)	102	—
Occupancy	627	—		—	—		241	—
Depreciation and amortization	27	664	(23)	82	2,061	(27)	69	1,069	(32)
Clearing and exchange fees	660	—		—	—		692	—
Outperformance bonus (related party)	—	—		—	—		—	—
Legal settlement	—	—		—	—		—	—
Other expenses	1,354	—		2,051	—		2,939	—
Total expenses	36,553	(10,600)		25,995	1,438		54,652	(2,366)
Income (loss) before taxes	2,294	(701)		4,483	(1,438)		(1,499)	(1,133)
Provision (benefit) for (from) income taxes	—	(280	)(24)	—	(575	)(28)	283	(453	)(33)
Net income (loss)	2,294	(421)		4,483	(863)		(1,782)	(680)
Less: net income (loss) attributable to non-controlling interests	—	—		1,619	(1,619	)(29)	—	—
Less: preferred dividends and deemed dividends	—	—		—	—		—	—
Net income (loss) attributable to Class A common stockholders	$2,294	$(421)		$2,864	$756		$(1,782)	$(680)

5

Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2014

(in thousands, except earnings per share)

	StratCap Historical (8)	StratCap Acquisition Related Adjustments		RCAP Adjustments (9)		Total RCAP Pro Forma
Revenues:
Selling commissions:
Related party products	$—	$—		$—		$445,704
Non-related party products	80,785	—		—		92,270
Dealer manager fees:
Related party products	—	—		—		208,509
Non-related party products	34,236	—		—		39,815
Retail commissions	—	—		—		1,072,675
Investment banking fees:
Related party products	—	—		—		62,560
Non-related party products	—	—		—		3,375
Advisory and asset-based fees (non-related party)	—	—		—		593,867
Transfer agency revenue (related party products)	—	—		—		17,182
Services revenue:
Related party products	—	—		—		34,361
Non-related party products	—	—		—		4,429
Reimbursable expenses:
Related party products	—	—		—		9,194
Non-related party products	—	—		—		230
Investment fee revenue	—	—		—		58,003
Transaction fees	—	—		—		170,394
Other revenue	8,331	—		—		(29,641)
Total revenues	123,352	—		—		2,782,927

Expenses:
Wholesale commissions:
Related party products	—	—		—		351,265
Non-related party products	80,785	—		—		91,795
Wholesale reallowance:
Related party products	—	—		—		55,359
Non-related party products	14,440	—		—		16,303
Retail commissions and advisory	—	—		—		1,509,563
Investment fee expense	—	—		—		31,689
Internal commission, payroll and benefits	17,482	—		—		373,205
Conferences and seminars	401	—		—		41,255
Travel	840	—		—		16,134
Marketing and advertising	—	—		—		15,831
Professional fees	472	—		—		49,694
Data processing	—	—		—		44,407
Quarterly fee (related party)	—	—		(2,030	)(37)	—
Acquisition-related costs	240	(240	)(34)	(19,740	)(38)	—
Interest expense	—	—		—		72,311
Occupancy	—	—		—		28,634
Depreciation and amortization	22	9,296	(35)	—		115,575
Clearing and exchange fees	—	—		—		32,312
Outperformance bonus (related party)	—	—		—		9,709
Legal settlement	—	—		—		60,000
Other expenses	946	—		—		68,347
Total expenses	115,628	9,056		(21,770)		2,983,388
Income (loss) before taxes	7,724	(9,056)		21,770		(200,461)
Provision (benefit) for (from) income taxes	—	(3,622	)(36)	(10,710	)(39)	(80,183)
Net income (loss)	7,724	(5,434)		32,480		(120,278)
Less: net income (loss) attributable to non-controlling interests	—	—		—		8,925
Less: preferred dividends and deemed dividends	—	—		6,195	(40)	153,316
Net income (loss) attributable to Class A common stockholders	$7,724	$(5,434)		$26,285		$(282,519)

Basic and diluted loss per share						$(5.23	)(41)
Basic and diluted weighted average common shares						54,155	(42)

6

RCS Capital Corporation

Notes to Unaudited Pro Forma Consolidated Statement of Operations

(1)	Reflects the historical Consolidated Statement of Operations of the Company for the period indicated. The Company's historical Consolidated Statement of Operations includes results for Cetera, Summit, JP Turner, Hatteras, ICH and StratCap from the date of their acquisition, April 29, 2014, June 11, 2014, June 12, 2014, June 30, 2014, July 11, 2014 and August 29, 2014, respectively, through December 31, 2014. The Company’s acquisition of First Allied, which occurred on June 30, 2014, was accounted for at historical cost in a manner similar to a pooling-of-interest accounting because First Allied and the Company were under the common control of RCAP Holdings at the time of the acquisition of First Allied by RCAP Holdings, and accordingly is included in the entire year.

(2)	Reflects the historical Consolidated Statement of Income of Cetera from January 1, 2014 until the date of acquisition.

(3)	Reflects the Pro Forma adjustment to record interest expense on the Cetera financing from January 1, 2014 until the date of incurrence.

(4)	Reflects the historical Condensed Consolidated Statement of Operations of Summit from January 1, 2014 until the date of acquisition.

(5)	Reflects the historical Consolidated Statement of Income of JP Turner from January 1, 2014 until the date of acquisition.

(6)	Reflects the historical Combined Statement of Revenue and Expenses of Hatteras from January 1, 2014 until the date of acquisition.

(7)	Reflects the historical Condensed Consolidated Statement of Operations of ICH from January 1, 2014 until the date of acquisition.

(8)	Reflects the historical Consolidated Statement of Income of Strategic Capital from January 1, 2014 until the date of acquisition.

(9)	Reflects Pro Forma adjustments to the historical Statement of Operations of the Company to reflect the impact of certain related party transactions. Refer to Notes 37 and 38 for additional detail. Also, reflects an adjustment to record a consolidated tax benefit on an assumed tax rate of 40%, which is reflected in Note 39. Additionally, the Pro Forma adjustments reflect the 7% Series A preferred dividend from January 1, 2014 through April 29, 2014. See Note 40 for additional detail.

(10)	Reflects the elimination of the Company’s historical retail commissions revenues, transaction fees, wholesale commission expenses and wholesale reallowance expenses derived from transactions with Cetera between January 1, 2014 and the date of acquisition which after the acquisition became intercompany revenues/expenses that eliminate in consolidation.

(11)	Reflects the elimination of acquisition related costs incurred in connection with the Cetera acquisition.

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RCS Capital Corporation

Notes to Unaudited Pro Forma Consolidated Statement of Operations

(12)	Reflects the elimination of interest expense incurred from January 1, 2014 until the date of acquisition due to the repayment of Cetera’s historical long-term debt concurrent with the acquisition.

(13)	Reflects the amortization and depreciation expense on Cetera’s intangible and fixed assets from January 1, 2014 until the date of acquisition assuming their useful life will be approximately 13 years and 1 year, respectively. The amortization expense for each acquisition was calculated by dividing the individual intangible assets by the useful life which was determined by the independent appraisal firm. The total individual intangible assets for each acquisition were then divided by the total annual amortization expense to derive the overall useful life for the combined group of intangible assets acquired.

	Fair value (in millions)	Useful life (yrs)	Annual amortization expense (in millions)	Amortization/depreciation expense from January 1, 2014 through December 31, 2014 (in millions)	Pro Forma adjustment (in millions)
Intangible assets	$944.5	13.3	$71.0	$50.6	$20.4
Fixed assets	4.3	1.0	4.3	1.6	2.7
			$75.3	$52.2	$23.1

(14)	Reflects the income tax effect of the Pro Forma adjustments to Cetera’s historical consolidated financial statements from January 1, 2014 until the date of acquisition.

(in millions)
Pro Forma adjustments	$3.2
Tax effect at an assumed tax rate of 40%	$1.3

(15)	Reflects the Pro Forma adjustments to the Company’s historical consolidated statements of operations from January 1, 2014 until the date of acquisition for interest expense on long-term debt and convertible notes issued in connection with the transactions. The tax benefit effect for this expense is $9.2 million using an assumed tax rate of 40%. The U.S. Securities and Exchange Commission Financial Reporting Manual Section 3260.1, which requires disclosure of the effect on income of a 1/8% variance in interest rates, is not applicable since the long-term debt interest is calculated using a floor of 1% LIBOR.

(16)	Reflects the elimination of the Company’s historical retail commissions revenues, transaction fees, wholesale commission expenses and wholesale reallowance expenses derived from transactions with Summit between January 1, 2014 and the date of acquisition which after the acquisition became intercompany revenues/expenses that eliminate in consolidation.

(17)	Reflects the amortization expense for forgivable loans from January 1, 2014 until the date of acquisition based on a fair value of $1.0 million and a 3 year useful life less amortization expense recorded by Summit in their historical financial results.

(18)	Reflects the elimination of acquisition related costs incurred by Summit in connection with the acquisition.

(19)	Reflects the amortization expense on Summit’s intangible assets primarily related to client relationships from January 1, 2014 until the date of acquisition assuming their useful life will be approximately 10 years as determined by an independent appraisal based on the expected future cash flows. The amortization expense for each acquisition was calculated by dividing the individual intangible assets by the useful life which was determined by the independent appraisal firm. The total individual intangible assets for each acquisition were then divided by the total annual amortization expense to derive the overall useful life for the combined group of intangible assets acquired.

	Fair value (in millions)	Useful life (yrs)	Annual amortization expense (in millions)	Amortization expense from acquisition date through December 31, 2014 (in millions)	Pro Forma adjustment (in millions)
Intangible assets	$31.2	9.5	$3.3	$1.8	$1.5

8

RCS Capital Corporation

Notes to Unaudited Pro Forma Consolidated Statement of Operations

(20)	Reflects the income tax effect of the Pro Forma adjustments to Summit’s historical consolidated financial statements from January 1, 2014 until the date of acquisition.

(in millions)
Pro Forma adjustments	$(0.7)
Tax effect at an assumed tax rate of 40%	$(0.3)

(21)	Reflects the elimination of the Company’s historical retail commissions revenues, transaction fees, wholesale commission expenses and wholesale reallowance expenses derived from transactions with JP Turner between January 1, 2014 and the date of acquisition which after the acquisition became intercompany revenues/expenses that eliminate in consolidation.

(22)	Reflects the amortization expense for forgivable loans from January 1, 2014 until the date of acquisition based on a fair value of $1.7 million and a 6 year useful life less amortization expense recorded by JP Turner in their historical financial results.

(23)	Reflects the amortization expense on JP Turner’s intangible assets from January 1, 2014 until the date of acquisition assuming their useful life will be approximately 10 years. The amortization expense for each acquisition was calculated by dividing the individual intangible assets by the useful life which was determined by the independent appraisal firm. The total individual intangible assets for each acquisition were then divided by the total annual amortization expense to derive the overall useful life for the combined group of intangible assets acquire.

	Fair value (in millions)	Useful life (yrs)	Annual amortization expense (in millions)	Amortization expense from acquisition date through December 31, 2014 (in millions)	Pro Forma adjustment (in millions)
Intangible assets	$14.2	9.6	$1.5	$0.8	$0.7

(24)	Reflects the income tax effect of the Pro Forma adjustments to JP Turner’s historical consolidated financial statements from January 1, 2014 until the date of acquisition.

(in millions)
Pro Forma adjustments	$(0.7)
Tax effect at an assumed tax rate of 40%	$(0.3)

(25)	Reflects the elimination of acquisition related costs incurred by Hatteras in connection with the acquisition.

(26)	Reflects the elimination of interest expense from January 1, 2014 until the date of acquisition due to the repayment of Hatteras’ line of credit and notes payable concurrent with the acquisition.

(27)	Reflects the amortization expense on Hatteras’ intangible assets primarily related to customer relationships with fund of hedge funds products that are structured as mutual funds from January 1, 2014 until the date of acquisition assuming their useful life will be approximately 12 years as determined by an independent appraisal based on the expected future cash flows. The amortization expense for each acquisition was calculated by dividing the individual intangible assets by the useful life which was determined by the independent appraisal firm. The total individual intangible assets for each acquisition were then divided by the total annual amortization expense to derive the overall useful life for the combined group of intangible assets acquired.

	Fair value (in millions)	Useful life (yrs)	Annual amortization expense (in millions)	Amortization expense from acquisition date through December 31, 2014 (in millions)	Pro Forma adjustment (in millions)
Intangible assets	$48.8	12.0	$4.1	$2.0	$2.1

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RCS Capital Corporation

Notes to Unaudited Pro Forma Consolidated Statement of Operations

(28)	Reflects the Pro Forma income tax adjustments to Hatteras’ historical combined financial statements from January 1, 2014 until the date of acquisition.

(in millions)
Pro Forma adjustments	(1.4)
Tax effect at an assumed tax rate of 40%	$(0.6)

(29)	Reflects the elimination of the historical non-controlling interest for Hatteras.

(30)	Reflects the elimination of the Company’s historical retail commissions revenues, transaction fees, wholesale commission expenses and wholesale reallowance expenses derived from transactions with ICH between January 1, 2014 and the date of acquisition which after the acquisition became intercompany revenues/expenses that eliminate in consolidation.

(31)	Reflects the amortization expense for forgivable loans from January 1, 2014 until the date of acquisition based on a fair value of $1.6 million and a 3 year useful life less amortization expense recorded by ICH in their historical financial results.

(32)	Reflects the amortization expense on ICH’s intangible assets primarily related to client relationships from January 1, 2014 until the date of acquisition assuming their useful life will be approximately 13 years as determined by an independent appraisal based on the expected future cash flows. The amortization expense for each acquisition was calculated by dividing the individual intangible assets by the useful life which was determined by the independent appraisal firm. The total individual intangible assets for each acquisition were then divided by the total annual amortization expense to derive the overall useful life for the combined group of intangible assets acquired.

	Fair value (in millions)	Useful life (yrs)	Annual amortization expense (in millions)	Amortization expense from acquisition date through December 31, 2014 (in millions)	Pro Forma adjustment (in millions)
Intangible assets	$30.3	13.2	$2.3	$1.2	$1.1

(33)	Reflects the income tax effect of the Pro Forma adjustments to ICH’s historical consolidated financial statements from January 1, 2014 until the date of acquisition.

(in millions)
Pro Forma adjustments	$(1.1)
Tax effect at an assumed tax rate of 40%	$(0.5)

(34)	Reflects the elimination of acquisition related costs incurred by StratCap in connection with the acquisition.

(35)	Reflects the amortization expense on StratCap intangible assets from January 1, 2014 until the date of acquisition assuming their useful life will be approximately 9 years. The amortization expense for each acquisition was calculated by dividing the individual intangible assets by the useful life which was determined based on the useful life of intangible assets in the acquisition of a similar company. The total individual intangible assets for each acquisition were then divided by the total annual amortization expense to derive the overall useful life for the combined group of intangible assets acquired.

	Fair value (in millions)	Useful life (yrs)	Annual amortization expense (in millions)	Amortization expense from acquisition date through December 31, 2014 (in millions)	Pro Forma adjustment (in millions)
Intangible assets	$121.4	8.7	$14.0	$4.7	$9.3

(36)	Reflects the Pro Forma income tax adjustments to StratCap’ historical combined financial statements from January 1, 2014 until the date of acquisition.

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RCS Capital Corporation

Notes to Unaudited Pro Forma Consolidated Statement of Operations

(in millions)
Pro Forma adjustments	(9.1)
Tax effect at an assumed tax rate of 40%	$(3.6)

(37)	Pursuant to an agreement, RCS Capital Management implements the Company’s business strategy, as well as the business strategy of the operating subsidiaries, and performs executive and management services for the Company and operating subsidiaries, subject to oversight, directly or indirectly, by the Company’s Board of Directors. Reflects the reversal of the Company’s quarterly fee expense for the twelve months ended December 31, 2014 due to the fact that based on the Pro Forma results the quarterly fee was negative.

(38)	Reflects the elimination of the Company's acquisition related costs incurred in connection with the Completed Acquisitions.

(39)	Reflects an adjustment to record a consolidated tax benefit based on an assumed tax rate of 40%.

(40)	Reflects the Pro Forma adjustment to record the 7% convertible Series A Preferred Stock dividend from January 1, 2014 through April 29, 2014. The Company issued 14,657,980 shares of convertible preferred stock to finance the Cetera acquisition in a private placement. The shareholders of convertible preferred stock were entitled to a dividend of 7% of the liquidation preference in cash and a dividend of 8% of the liquidation preference if a quarterly dividend is not paid in cash on the dividend payment date.

(41)	Reflects Pro Forma earnings per share calculation based on the following assumptions (in thousands, except per share amounts):

	Income (Numerator)	Weighted average shares (Denominator)	Per share amount
Net loss attributable to Class A common stockholders	$(282,519)	54,155	$(5.22)
Allocation of earnings to nonvested RSU holders	(467)	—	(0.01)
Basic and diluted net loss attributable to Class A common stockholders	(282,986)	54,155	(5.23)

(42)	Reflects the number of shares issued for the Summit, JP Turner, First Allied, ICH, and StratCap acquisitions, assuming that the acquisitions had occurred on January 1, 2014. Additionally, reflects the exchange by RCAP Holdings of all but one of its 24.0 million shares of the Company’s Class B common stock and all of its Class B units in the Company’s operating subsidiaries for 24.0 million shares of the Company’s Class A common stock, assuming that the exchange had occurred on January 1, 2014.

Basic and diluted shares issued (in thousands)
Company's historical weighted average number of shares outstanding	49,765
Adjustment to the total number of shares	4,390
Total Pro Forma weighted average number of shares outstanding as of December 31, 2014	54,155

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